EXHIBIT 10.2
GENERAL RELEASE AND SEPARATION AGREEMENT
This General Release and Separation Agreement (“Agreement”) is entered into by Gerald Haase (“Employee”) and CNA Financial Corporation in order to resolve all matters between Employee and CNA Financial Corporation relating to Employee’s employment. For purposes of this Agreement, CNA Financial Corporation includes its past and present parents, subsidiaries, and affiliated companies; their respective predecessors, successors, and assigns; and their respective past and present shareholders, directors, trustees, officers, employees, agents, attorneys, benefit plans, and insurers (collectively, the “Company”) (together Employee and Company shall be considered the “Parties”). Employee is advised to consult an attorney before signing this Agreement.
1.Termination of Employment. Employee has resigned from the Company and his employment with the Company will end on September 5, 2023 (“Separation Date”). As of such date, Employee shall cease to be employed by the Company and by each and every subsidiary or affiliate of the Company in any capacity. This Agreement constitutes Employee’s resignation on the Separation Date as an employee, officer, and/or director of, and from any other title or position with, the Company and each of the Company’s subsidiaries and affiliates. From June 12, 2023 through and including the Separation Date, Employee’s duties, responsibilities and authority will only be to assist in transition of his duties in connection with his role as Executive Vice President and Chief Operations Officer and/or to assist with special assignments, as directed by the Company’s Chief Executive Officer or Chief Human Resources Officer. Notwithstanding the foregoing, through the Separation Date, Employee will remain an employee at will whose employment may be terminated by Employee or the Company for any reason (or without stated reason). If Employee’s employment is terminated for any reason prior to the Separation Date, the date of termination will become the Separation Date for all purposes of this Agreement. If Employee’s employment is terminated prior to the Separation Date by the Company without Cause (as defined below), Employee shall be entitled to the Consideration described in Paragraph 2, plus in addition, base salary payments through September 5, 2023. For purposes of this Agreement, “Cause” shall mean the Employee engaged in (i) criminal activity, unless Employee had no reasonable cause to believe his conduct was criminal; or (ii) material willful misconduct that, if capable of being cured, is not cured after five (5) business days’ written notice from the Company of such misconduct. If Employee’s employment is terminated prior to the Separation Date as defined above, either voluntarily by Employee or by the Company for Cause, then Employee shall not be entitled to the Consideration described in Paragraph 2.
2.Consideration. In consideration of the covenants undertaken and the releases given by Employee in this Agreement and the Supplemental Release attached hereto as Exhibit A, provided Employee: signs and returns this Agreement within 21 days of receipt; does not revoke his signature on this Agreement; signs and returns the Supplemental Release within 21 days of the Separation Date; and does not revoke his signature on the Supplemental Release, the Company agrees to provide the following:
a.The Company shall pay Employee the gross amount of one million and eight hundred thousand dollars ($1,800,000), less statutory taxes and withholdings (the “Settlement Payment”). The Settlement Payment will be paid in two installments, the first installment of $1,000,000 to occur within thirty (30) days after the Separation Date, and the second installment payment of $800,000 to occur on or about the first payroll date in January 2024. In connection with the Settlement Payment, the Company will issue a Form W-2 in the regular course of business for each calendar year in which the installment payments are made.
b.After the Employee’s Separation Date, the Company will also provide Employee continued coverage under the Company’s CNA Health and Group Benefits Program and the CNA Insured Health and Group Benefits Program (“the Plans”), including dental and vision coverage, Accidental Death & Disability, contributory life insurance, and dependent life insurance at the Employee’s active rate for twelve (12) months following the Separation Date (“Benefit Period”) if: (a) Employee was enrolled in that particular coverage on the Separation Date; (b) Employee elects to receive that continued coverage; and (c) Employee is not eligible for coverage under the plans of another employer, which is comparable to the terms and conditions of the plan Employee is enrolled in as of the Separation Date. Employee’s separate eligibility for continuation of health insurance as provided by the federal law known as COBRA begins to run at the Separation Date. Employee agrees to notify the Company promptly if he becomes eligible for coverage under another employer’s comparable plans.
3.Acknowledgement of Consideration. The Company is not obligated to pay the Consideration described above. Rather, the Company agrees to provide these items of value only in return for Employee’s acceptance of this Agreement and release of legal rights.
4.Taxes. The Company shall withhold required federal and state tax amounts on the gross amount described in the Consideration paragraph above. Employee understands and agrees that the Company is not providing any tax or legal advice in connection with this Agreement, and that the Company makes no representations regarding tax obligations or consequences, if any, related to this Agreement. Employee agrees that Employee shall be exclusively responsible for the payment of all federal and state taxes that may be due as the result of the Settlement Payment under this Agreement. Employee hereby agrees to indemnify and hold harmless the Company and any other releasee from payment of taxes, interest or penalties that may be required by any governmental agency at any time as the result of the Settlement Payment and continued insurance benefits to Employee as set forth herein. In addition, the Parties intend that any payments contemplated by this Agreement shall constitute “short-term deferral” and are not “deferred compensation” under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). In no event will the Company have any liability with respect to taxes for which Employee may become liable as a result of the application of Code Section 409A.
5.Accrued Benefits. Whether or not Employee chooses to sign this Agreement, Employee will be paid his regular base salary through the Separation Date, and will receive payment for all earned unused paid time off due to Employee as of the Separation Date under Company policy, which shall be payable to Employee on the next regularly scheduled payday following the Separation Date. All applicable federal, state, and local withholdings will be deducted from this amount.
6.No Admission of Wrongdoing. This Agreement is not an admission that the Company has any liability to Employee, or of any wrongdoing by the Company. The Company denies any liability of any kind to Employee.
7.Waiver and Release of All Claims. In return for the Settlement Payment, Employee agrees to waive and release all legal claims that Employee may have against the Company except as specifically stated below. This means that Employee gives up all legal rights to recover any additional amounts or obtain any additional relief from the Company. The additional amounts referred to in this paragraph include, but are not limited to, salary, bonus, long term incentive, annual incentive bonus, severance, SUB Pay, stock incentives, or other compensation or benefits other than the Consideration specified in this Agreement. By signing this Agreement, Employee is giving up all claims Employee may have on the date Employee signs this Agreement, whether or not Employee knows about those claims. The claims Employee is giving up include all claims based upon Employee’s employment with the Company or the termination of Employee’s employment, including, but not limited to, any and all claims for:
•any pay/compensation/benefits (whether under the federal Fair Labor Standards Act or otherwise) including backpay, front pay, bonuses, commissions, equity, expenses, incentives, insurance, paid/unpaid leave/time off, profit sharing, salary, or separation pay/benefits;
•compensatory/emotional/distress damages; punitive or liquidated damages, attorneys’ fees, costs, interest or penalties;
•any violation of express or implied employment contracts, covenants, promises or duties, intellectual property or other proprietary rights;
•unlawful or tortious conduct such as assault or battery; background check violations; defamation; detrimental reliance; fiduciary breach; fraud; indemnification; intentional or negligent infliction of emotional distress; interference with contractual or other legal rights; invasion of privacy; loss of consortium; misrepresentation; negligence (including negligent hiring, retention or supervision); personal injury; promissory estoppel; public policy violation; retaliatory discharge; safety violations; posting or records-related violations; wrongful discharge; or other federal, state or local statutory or common law matters;
•any violation of any city, local, state, or federal laws, statutes, ordinances, executive orders, regulations, or constitutions, including but not limited to discrimination or harassment based on age (including Age Discrimination in Employment Act or “ADEA” claims), ancestry, benefit entitlement, citizenship, color, concerted activity, disability, ethnicity, gender, gender identity, genetic information, harassment, immigration status, income source, jury duty, leave rights, marital status, military status, national origin, parental status, political affiliation, protected off- duty conduct, race, religion, retaliation, sexual orientation, union activity, veteran status, whistleblower activity, other legally protected status or activity; or any allegation that payment under this Agreement was affected by any such discrimination or harassment;
•any violation of any city, local, state, or federal laws, statutes, ordinances, executive orders, regulations, or constitutions, including but not limited to ADEA, Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. § 2000e et seq., the Civil Rights Act of 1866, 42 U.S.C. § 1981, the Fair Labor Standards Act of 1938, as amended, 29 U.S.C. § 201 et seq., the Americans with Disabilities Act of 1990, as amended, 42 U.S.C. § 12101 et seq., the Equal Pay Act of 1963, as amended, 29 U.S.C. § 206(d), the Family and Medical Leave Act of 1993, as amended, 29 U.S.C. § 2601 et seq.; Illinois Human Rights Act, as amended; Illinois Whistleblower Act; Illinois Arrest History Discrimination Law; Illinois Employment Contract Act; Illinois Labor Dispute Act; the Illinois Constitution; Illinois common law, as well as any and all other applicable federal, state, county or local law, statute, ordinance or regulation; and;

•any participation in any class, collective, or representative action against the Company.
8.Release Exclusions/Additional Employee Protections. Nothing in the Waiver and Release above or any other part of this Agreement limits Employee’s right to make truthful statements or disclosures regarding alleged unlawful employment or other business practices of the Company. In addition, neither the release provisions above nor anything else in this Agreement limit Employee’s right to: file a charge with an administrative agency such as the Equal Employment Opportunity Commission (“EEOC”) or a state fair employment practices agency, or communicate directly with or provide information (including testimony) to an agency, self- regulatory authority, or state or federal regulatory authority, such as the Financial Industry Regulatory Authority (“FINRA”) or the U.S. Securities and Exchange Commission (“SEC”), or otherwise participate in an agency proceeding; (ii) testify before the state legislature at the legislature’s written request or in court pursuant to subpoena or court order; or (iii) communicate with law enforcement or Employee’s attorney. However, Employee agrees not to accept any money or other individual relief that might be awarded to Employee. If relief is nonetheless awarded, Employee agrees that Employer shall be entitled to recover an amount equal to the Settlement Payment from any money awarded to Employee in connection with such proceedings minus $200. However, nothing in this Agreement limits Employee’s right to receive money from the SEC as a reward for information.
9.Agreement Not to Sue. Employee agrees not to sue the Company in any court with respect to any of the claims released in this Agreement except as specifically permitted in this paragraph below. If Employee, or anyone on Employee’s behalf, breaks this promise, then Employee shall be required to repay the Settlement Payment except for $200; alternatively, at the Company’s option, Employee shall be liable for the payment of all costs and attorneys’ fees paid by the Company in connection with such a lawsuit. This Agreement not to sue does not prohibit Employee from bringing a lawsuit to challenge the enforceability of this Agreement as it relates to age discrimination claims. Employee will not be required to repay the Settlement Payment in order to challenge the validity or enforceability of this Agreement under the Age Discrimination in Employment Act, and will not be liable for the payment of costs and fees paid by the Company in connection with such a challenge. This does not mean that Employee retains the right to obtain relief for age discrimination after signing this Agreement. After signing this Agreement, Employee may obtain relief for age discrimination only if Employee obtains a court order stating that this Agreement is not enforceable.
10.Effect on Other Claims. This Agreement does not apply to claims based upon conduct or injuries that occur after the date this Agreement is signed. It also does not apply to or affect (a) any insurance claims or workers’ compensation claims filed before the date of this Agreement; (b) Employee’s right to retirement benefits; (c) Employee’s existing rights as an equity holder of the Company or existing rights to indemnification under Company bylaws, agreement or otherwise, if any; (d) right to enforce this Agreement; or (e) any state unemployment compensation benefits to which Employee may be entitled as a result of the termination of Employee’s employment with the Company.
11.Confidentiality. Employee agrees to be bound by the Company’s Confidentiality, Computer Responsibility and Professional Certification Agreement, a copy of which Employee acknowledges having previously received. Employee agrees that all Confidential Information as defined below is commercially valuable and is the property of the Company, and agrees not to reveal or use Confidential Information learned as a result of Employee’s employment with the Company. Employee shall return all Confidential Information (whether it exists in written, electronic, computerized, or another form) to the Company before termination of Employee’s employment. For purposes of this Agreement, “Confidential Information” includes all information, knowledge, or data not generally known outside the Company concerning the business of: (a) the Company; and (b) the Company’s customers, employees, agents, brokers, and vendors.
Notwithstanding the foregoing, in accordance with the Defend Trade Secrets Act of 2016, Employee is hereby notified that Employee will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (i) is made (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (B) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. If Employee files a lawsuit for retaliation by the Company for reporting a suspected violation of law, Employee may disclose the Company’s trade secrets to Employee’s attorney and use the trade secret information in the court proceeding if Employee (i) files any document containing the trade secret under seal; and (ii) does not disclose the trade secret, except pursuant to court order.
12.Company Property. On or prior to the Separation Date, Employee shall return to the Company all Company property in his possession or use, including, without limitation, all automobiles, printers, cell phones, credit cards, building-access cards and keys, other electronic equipment and related materials, and any records, software or other data from Employee’s personal computers or laptops which are not themselves Company property, however stored, relating to the Company’s Confidential Information.
13.Assistance with Claims. While employed at the Company and for twelve (12) months after the Separation Date, Employee will be available on a reasonable basis to assist the Company with any legal or regulatory proceedings involving Employee’s role as the Company’s Chief Operations Officer, CNA Commercial. Employee shall promptly inform the Company if Employee is requested: (a) to provide information or testimony in connection with or otherwise become involved in any claim against the Company; or (b) to assist with or participate in any investigation of the Company by others.
14.Non-Disparagement. Employee agrees that he will not, and will not encourage or induce others to, make, publish or communicate to any person or entity or in any public forum any defamatory or disparaging remarks, comments or statements concerning the Company, its subsidiaries, affiliates or shareholders or any of their respective past, present or future directors, officers, employees, agents, shareholders or any of their respective successors and assigns. The Company has issued internal and external announcements regarding Employee’s separation stating that Employee has separated as of the Separation Date. Nothing in this Agreement is intended to or shall prevent any person, including Employee, from providing, or limiting testimony in response to a valid subpoena, court order, regulatory request or other judicial, administrative or legal process or otherwise as required by law. Subject to the foregoing, Employee shall not be held liable by the Company for giving accurate and truthful information at any interviews and accurate and truthful testimony in any legal proceedings or actions. The Company will file a Form 8-K with the SEC announcing Employee’s separation. An additional Form 8-K will be filed with the SEC to reflect the terms of this Agreement once final, and a copy of this Agreement will also be subsequently filed with the SEC.
15.Agreement Not To Solicit Employees. While employed at the Company and for twelve (12) months after the Separation Date, Employee will not employ or engage as a consultant, or offer to employ or engage as a consultant, or solicit for employment or engagement as a consultant, any person who is then an employee of the Company, or assist any other person or company in doing so.
16.Agreement Not to Interfere with Business Relationships. While employed at the Company and for twelve (12) months after the Separation Date, Employee will not interfere, or try to interfere, with any business relationship between the Company and any other person or entity, including customers, agents, suppliers, vendors, contractors, employees, and business partners. Employee further agrees that, for a period of 12 months after the Separation Date, he will not solicit, or direct others to solicit, Company customers. Employee further agrees that, for a period of 12 months after the Separation Date, he will not solicit agents or brokers, or direct others to solicit agents or brokers, to move Company business away from Company or to limit or otherwise affect the amount of business the agents or brokers do with the Company.
17.Ownership of Claims. Employee states that he is not currently involved in a bankruptcy proceeding and that Employee has not given or transferred any claims Employee may have against the Company to any other person or entity.
18.Time to Consider, Consult with Counsel, and Revoke. Employee will have up to 21 days after receiving this Agreement to consult with an attorney, sign it, and return it to Elizabeth Aguinaga, Executive Vice President, Chief Human Resources Officer, CNA, by mail to 151 N. Franklin, 18th Floor, Chicago, Illinois 60606, or by email to Elizabeth.Aguinaga@cna.com. Employee will have up to seven days after signing this Agreement to change Employee’s mind and revoke this Agreement. To revoke this Agreement, Employee must give written notice to Elizabeth Aguinaga so that it is received no later than the eighth day after Employee signs the Agreement.
19.Severability; Enforcement. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, void or unenforceable, such provision shall have no effect; however, the remaining provisions shall be enforced to the maximum extent possible. Further, if a court should determine that any portion of this Agreement is overbroad or unreasonable, such provision shall be given effect to the maximum extent possible by narrowing or enforcing in part that aspect of the provision found overbroad or unreasonable. In addition, Employee agrees that his knowing failure to return Company property that relates to the maintenance of security of the Company’s Confidential Information shall entitle the Company to injunctive and other equitable relief.
20.Entire Agreement. This Agreement, including Exhibit A (the Supplemental Release), is the entire agreement between Employee and the Company concerning the subjects contained in it, and supersedes all other agreements and understandings, whether oral or written, regarding those subjects. In signing this Agreement, Employee has not relied on any promises or representations other than those set forth in this Agreement.
21.Binding and Successors. The Parties agree that this Agreement shall be binding on, and inure to the benefit of, Employee’s and Company’s successors, heirs and/or assigns whether by merger, consolidation, or transfer of all or substantially all of Company’s assets.
22.Choice of Law and Venue. To the full extent permitted by law, the parties agree that all disputes between the Company and Employee relating to this Agreement will take place exclusively in the State of Illinois, and Employee consents to the personal and subject matter jurisdiction of federal and/or state courts in Cook County, Illinois. The parties further agree that this Agreement, and the parties’ performance hereunder and the relationship between them shall be governed by, construed and enforced in accordance with the laws of the State of Illinois, without regard to the conflict of law rules thereof. The Parties waive their rights to a jury trial to the full extent permitted by law.
23.Modification Only by Written Agreement. This Agreement may not be changed in any way except in a written agreement signed by both Employee and an authorized representative of the Company.
24.Knowing and Voluntary. Employee has carefully read and fully understands all of the provisions of this Agreement; knows and understands the rights Employee is giving up by signing this Agreement; and has entered into the Agreement knowingly and voluntarily.
25.Counterparts. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

[Signatures on following page]

PLEASE READ CAREFULLY

1.THIS GENERAL RELEASE AND SETTLEMENT AGREEMENT IS A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS, INCLUDING CLAIMS OF AGE DISCRIMINATION. IT DOES NOT WAIVE CLAIMS WHICH MAY ARISE AFTER THE DATE IT IS SIGNED OR CLAIMS SPECIFICALLY EXCLUDED;

2.EMPLOYEE IS WAIVING CLAIMS IN EXCHANGE FOR MONEY AND/OR BENEFITS TO WHICH HE IS NOT ALREADY ENTITLED;

3.EMPLOYEE IS ADVISED TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS GENERAL RELEASE AND SETTLEMENT AGREEMENT;

4.EMPLOYEE HAS 21 DAYS TO DECIDE WHETHER TO SIGN THIS GENERAL RELEASE AND SETTLEMENT AGREEMENT; AND

5.WITHIN SEVEN (7) DAYS AFTER SIGNING THIS GENERAL RELEASE AND SETTLEMENT AGREEMENT, EMPLOYEE MAY CHANGE HIS MIND AND REVOKE THIS GENERAL RELEASE AND SETTLEMENT AGREEMENT BY GIVING WRITTEN NOTICE TO THE COMPANY. THIS GENERAL RELEASE AND SETTLEMENT AGREEMENT SHALL NOT BECOME ENFORCEABLE UNTIL THIS SEVEN-DAY PERIOD HAS EXPIRED.

Agreed to and acknowledged by:

/s/ Gerald Haase		June 28, 2023
Gerald Haase, Employee		Date

/s/ Elizabeth A. Aguinaga	By	July 5, 2023
Elizabeth A. Aguinaga Executive Vice President and Chief Human Resources Officer For CNA Financial Corporation		Date

EXHIBIT A

SUPPLEMENTAL RELEASE
In order for Employee to be eligible to receive the Settlement Payment and any continuing payments or benefits described in the Consideration section of the General Release and Separation Agreement (the “Separation Agreement”) between Employee and CNA Financial Corporation (the “Company”), which is payable as described in the Consideration section of the Separation Agreement, Employee must execute this Supplemental Release (the “Supplemental Release”) and not revoke the Supplemental Release as described below. Employee must execute this Supplemental Release not earlier than the Separation Date and not later than twenty-one (21) days after the Separation Date.
1.Waiver and Release of All Claims. In return for the Settlement Payment, Employee agrees to waive and release all legal claims that Employee may have against the Company except as specifically stated below. This means that Employee gives up all legal rights to recover any additional amounts or obtain any additional relief from the Company. The additional amounts referred to in this paragraph include, but are not limited to, salary, bonus, long term incentive, annual incentive bonus, severance, SUB Pay, stock incentives, or other compensation or benefits other than the Consideration specified in the Separation Agreement. By signing this Supplemental Release, Employee is giving up all claims Employee may have on the date Employee signs this Supplemental Release, whether or not Employee knows about those claims. The claims Employee is giving up include all claims based upon Employee’s employment with the Company or the termination of Employee’s employment, including, but not limited to, any and all claims for:
•any pay/compensation/benefits (whether under the federal Fair Labor Standards Act or otherwise) including backpay, front pay, bonuses, commissions, equity, expenses, incentives, insurance, paid/unpaid leave/time off, profit sharing, salary, or separation pay/benefits;
•compensatory/emotional/distress damages; punitive or liquidated damages, attorneys’ fees, costs, interest or penalties;
•any violation of express or implied employment contracts, covenants, promises or duties, intellectual property or other proprietary rights;
•unlawful or tortious conduct such as assault or battery; background check violations; defamation; detrimental reliance; fiduciary breach; fraud; indemnification; intentional or negligent infliction of emotional distress; interference with contractual or other legal rights; invasion of privacy; loss of consortium; misrepresentation; negligence (including negligent hiring, retention or supervision); personal injury; promissory estoppel; public policy violation; retaliatory discharge; safety violations; posting or records-related violations; wrongful discharge; or other federal, state or local statutory or common law matters;
•any violation of any city, local, state, or federal laws, statutes, ordinances, executive orders, regulations, or constitutions, including but not limited to discrimination or harassment based on age (including Age Discrimination in Employment Act or “ADEA” claims), ancestry, benefit entitlement, citizenship, color, concerted activity, disability, ethnicity, gender, gender identity, genetic information, harassment, immigration status, income source, jury duty, leave rights, marital status, military status, national origin, parental status, political affiliation, protected off- duty conduct, race, religion, retaliation, sexual orientation, union activity, veteran status, whistleblower activity, other legally protected status or activity; or any allegation that payment under the Separation Agreement was affected by any such discrimination or harassment;
•any violation of any city, local, state, or federal laws, statutes, ordinances, executive orders, regulations, or constitutions, including but not limited to ADEA, Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. § 2000e et seq., the Civil Rights Act of 1866, 42 U.S.C. § 1981, the Fair Labor Standards Act of 1938, as amended, 29 U.S.C. § 201 et seq., the Americans with Disabilities Act of 1990, as amended, 42 U.S.C. § 12101 et seq., the Equal Pay Act of 1963, as amended, 29 U.S.C. § 206(d), the Family and Medical Leave Act of 1993, as amended, 29 U.S.C. § 2601 et seq.; Illinois Human Rights Act, as amended; Illinois Whistleblower Act; Illinois Arrest History Discrimination Law; Illinois Employment Contract Act; Illinois Labor Dispute Act; the Illinois Constitution; Illinois common law, as well as any and all other applicable federal, state, county or local law, statute, ordinance or regulation; and;
•any participation in any class, collective, or representative action against the Company.
2.    Agreement Not to Sue. Employee agrees not to sue the Company in any court with respect to any of the claims released in this Supplemental Release except as specifically permitted in this paragraph below. If Employee, or anyone on Employee’s behalf, breaks this promise, then Employee shall be required to repay the Settlement Payment except for $200; alternatively, at the Company’s option, Employee shall be liable for the payment of all costs and attorneys’ fees paid by the Company in connection with such a lawsuit. This agreement not to sue does not prohibit Employee from bringing a lawsuit to challenge the enforceability of this Supplemental Release as it relates to age discrimination claims. Employee will not be required to repay the Settlement Payment in order to challenge the validity or enforceability of this Supplemental Release under the Age Discrimination in Employment Act, and will not be liable for the payment of costs and fees paid by the Company in connection with such a challenge. This does not mean that Employee retains the right to obtain relief for age discrimination after signing this Supplemental Release. After signing this Supplemental Release, Employee may obtain relief for age discrimination only if Employee obtains a court order stating that this Supplemental Release is not enforceable.
3.    Release Exclusions/Additional Employee Protections. Nothing in the Waiver and Release above or any other part of this Supplemental Release limits Employee’s right to make truthful statements or disclosures regarding alleged unlawful employment or other business practices of the Company. In addition, neither the release provisions above nor anything else in this Supplemental Release limit Employee’s right to: file a charge with an administrative agency such as the Equal Employment Opportunity Commission (“EEOC”) or a state fair employment practices agency, or communicate directly with or provide information (including testimony) to an agency, self- regulatory authority, or state or federal regulatory authority, such as the Financial Industry Regulatory Authority (“FINRA”) or the U.S. Securities and Exchange Commission (“SEC”), or otherwise participate in an agency proceeding; (ii) testify before the state legislature at the legislature’s written request or in court pursuant to subpoena or court order; or (iii) communicate with law enforcement or Employee’s attorney. However, Employee agrees not to accept any money or other individual relief that might be awarded to Employee. If relief is nonetheless awarded, Employee agrees that Employer shall be entitled to recover an amount equal to the Settlement Payment from any money awarded to Employee in connection with such proceedings minus $200. However, nothing in this Supplemental Release limits Employee’s right to receive money from the SEC as a reward for information.
4.    Time to Consider, Consult with Counsel, and Revoke. Employee will have up to 21 days following the Separation Date to consult with an attorney, sign it, and return it to Elizabeth Aguinaga, Executive Vice President, Chief Human Resources Officer, CNA, by mail to 151 N. Franklin, 18th Floor, Chicago, Illinois 60606, or by email to Elizabeth.Aguinaga@cna.com. Employee will have up to seven days after signing this Supplemental Release to change Employee’s mind and revoke this Supplemental Release. To revoke this Supplemental Release, Employee must give written notice to Elizabeth Aguinaga so that it is received no later than the eighth day after Employee signs the Supplemental Release.
5.    Choice of Law and Venue. The provisions of the Choice of Law and Venue section of the Separation Agreement will apply to any dispute between Employee and the Company arising under or relating to this Supplemental Release.
[Signatures on following page]

PLEASE READ CAREFULLY

1.THIS SUPPLEMENTAL RELEASE IS A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS, INCLUDING CLAIMS OF AGE DISCRIMINATION. IT DOES NOT WAIVE CLAIMS WHICH MAY ARISE AFTER THE DATE IT IS SIGNED OR CLAIMS SPECIFICALLY EXCLUDED;

2.EMPLOYEE IS WAIVING CLAIMS IN EXCHANGE FOR MONEY AND/OR BENEFITS TO WHICH HE IS NOT ALREADY ENTITLED;

3.EMPLOYEE IS ADVISED TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS SUPPLEMENTAL RELEASE;

4.EMPLOYEE HAS 21 DAYS TO DECIDE WHETHER TO SIGN THIS SUPPLEMENTAL RELEASE; AND

5.WITHIN SEVEN (7) DAYS AFTER SIGNING THIS SUPPLEMENTAL RELEASE, EMPLOYEE MAY CHANGE HIS MIND AND REVOKE THIS SUPPLEMENTAL RELEASE BY GIVING WRITTEN NOTICE TO THE COMPANY. THIS SUPPLEMENTAL RELEASE SHALL NOT BECOME ENFORCEABLE UNTIL THIS SEVEN-DAY PERIOD HAS EXPIRED.

Agreed to and acknowledged by:

Gerald Haase, Employee		Date

By
Elizabeth A. Aguinaga Executive Vice President and Chief Human Resources Officer For CNA Financial Corporation		Date